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                                                                   Exhibit 10.11



APPEARED:

        GESTION W. & L. CHOINIERE INC., a corporation legally constituted under
Part I a of the Quebec Companies Act, by certificate of Constitution dated the eighteen of September, 1990 _________________ represented by M. LOUIS CHOINIERE, secretary, duly authorized in virtue of By-Law Number 3 of the said Company dated the first day of October 1992 ____________________ a copy of which Resolution remains annexed to these presents;

                       Hereinafter called the "LANDLORD",

                               OF THE FIRST PART;

        AND

        IKS CANADIAN KNIFE & SAW LTD, a corporation legally constituted under the Business Corporations Act (Ontario) by certificate of continuance and articles dated June 10, 1987 represented by BERND ESGEN duly authorized by a Resolution of its Board of Directors dated the first day of March 1992 __________________ a copy of which Resolution remains annexed to these presents;

                        Hereinafter called the "TENANT",

                              OF THE SECOND PART;

WITNESSETH:

       1. DEMISE

        That in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord does hereby demise lease unto the Tenant that designated portion of the building erected upon the lands and premises more particularly described in Schedule "A" annexed hereto and being known as 645 Leon Harmel Street, Granby, P.Q. (hereinafter called the "Building"), containing an area of approximately nineteen thousand two hundred square feet (19,200 sq. ft.).

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         The area of the Leased Premises means the area expressed in square feet of all floors in the Leased Premises measured from the exterior face of all exterior walls, doors, and windows, and from the center line of all interior walls separating the Leased Premises from adjacent premises.

         The Tenant shall have the right in common with others entitled thereto to use the driveways and parking areas appurtenant to the Building, provided the Landlord shall have the right from time to time to make such changes and improvements or alterations as the Landlord may decide in respect of the common outside areas, including the right to change the location and layout of the parking areas. All common outside areas shall be subject to this lease and the reasonable rules and regulations made from time to time by the Landlord.

         2. TERMS

         To have and to hold the Leased Premises for and during the term of three (3) years to be computed from the first day of March, one thousand nine hundred and ninety-two (1992) and from thenceforth next ensuing and fully completed and ended as the last day of February one thousand nine hundred and ninety-five (1995).

         3. RENT

         Yielding and paying therefor yearly and every year during the term hereby granted without any deduction whatsoever an annual minimum rent of:

         a) for the first year, an annual rent of sixty-six thousand seven hundred and sixty-eight dollars ($66,768.00), payable in equal consecutive monthly instalments of five thousand five hundred and sixty-four dollars ($5,564.00) each;

         b) for the second year, an annual rent of sixty-nine thousand six hundred and forty-eight dollars ($69,648.00) payable in equal consecutive monthly instalments of five thousand eight hundred and four dollars ($5,804.00) each;

         c) for the third year, an annual rent of seventy-two thousand five hundred and twenty-eight dollars ($72,528.00) payable in equal consecutive monthly instalments of six thousand and forty-four dollars ($6,044.00) each;
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         Each instalment will be paid on the first day of each month in each year during the term hereby granted, together with additional rent hereinafter reserved. The Tenant shall pay also monthly G.S.T. and all Q.S.T. on those monthly instalments.


                                     OPTION

         The Landlord gives to the Tenant the option to renew, for an additional term of three years beginning the first day of March one thousand nine hundred and ninety-five (1995), the present lease at terms and conditions to be discussed between the parties, provided the Tenant gives at least six months notice prior to the last day of February one thousand nine hundred and ninety-five (1995). If by February 28, 1995 the parties do not agree to such terms and conditions, the present lease will cease as mentioned hereinabove.

         4.       USE OF PREMISES

         The Tenant shall use and occupy the Leased Premises only for general offices and industrial purposes, including the manufacture of saw bits and for no other purpose; provided the Tenant in the use and occupation of the Leased Premises and in the prosecution or conduct of any business therein, shall comply with all requirements of all laws, orders, ordinances, rules and regulations of any Federal, provincial or Municipal authorities and with any direction or certificate of occupancy issued pursuant to any law by any public officer or officiers. The Tenant covenants that it will not use or permit to be used any part of the Leased Premises for any dangerous, noxious or offensive trade or business, and will not cause or maintain any nuisance in, at or on the Leased Premises, or cause or permit the Leased Premises to be used for the purpose of any bankrupt, liquidation or auction sale. The Landlord understands and agrees that the manufacture of saw bits gives rise to elevated noise levels. Provided that the noise level respects all the requirements of Municipal and other governmental authorities.

         If such noise levels contravene such governmental requirements, the Tenant may either (a) arrange, on terms satisfactory to it, to sound proof the Demised Premises so that such governmental requirements are satisfied or (b) terminate this Lease by giving the Landlord notice in writing of such termination in which event this Lease and the term hereby demised shall cease and be at an end as of the date of such notice and the rent and all
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other payments for which the Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such termination.

         5. PAYMENT

         All payments required to be made by the Tenant under or in respect of this lease shall be made to the Landlord at the Landlord's head office at Granby, P.O., 982 Roger Street (J2G 3A8) or to such agent or agents of the Landlord or at such other place as the Landlord shall hereafter from time to time direct in writing to the Tenant.

         6. TENANT'S COVENANTS

         The Tenant covenants and agrees to and with the Landlord as follows:

         a) To pay rent as aforesaid;

         b) TAXES

         Tenant shall pay to Landlord, on demand, as additional rent, its proportionate share of all insurance and all municipal and school assessments, payable for the Building and the land hereinabove mentioned, all business taxes, if any, from time to time payable by Landlord (or by any corporation that may provide the same) in respect of the parking areas, entrances and exits, pedestrian walkways, roadways, service areas, or any part thereof, from time to time. Tenant shall have the right to inspect Landlord's records pertaining to such business taxes, municipal and school assessments only; the Tenant will only pay its proportionate share based on its space occupancy which is established between the parties at .26843. That proportionate share was established by dividing the rentable area hereinabove mentioned (19,200 sq. ft.) by the total space of the building which is of 71,527 total sq. ft. This additional rent for taxes or insurance will be payable three times a year, thirty (30) days after the Landlord sends a bill for it to the Tenant.

         c) TENANT'S TAXES

         Tenant shall pay, in each and every year during the term and discharge within twenty (20) days after same shall become due and payable, all taxes, rates, duties, and assessments and other charges that may be levied, rated, charged or assessed against or in respect of all improvements, equipment and facilities of the Tenant on or in the Demised Premises (whether installed by the Tenant or by the Landlord on behalf of the Tenant) and every
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tax and licence fee in respect of any and every business carried on thereon or therein in respect of the use or occupancy thereof by the Tenant (and every subtenant or licensee), whether such taxes, rates, duties, assessments and licence fees are charged by any municipal, parliamentary, school or other body during the term hereby demised, and will indemnify and keep indemnified the Landlord from and against payment of all loss, costs, charges and expenses occasioned by, or arising from any and all such taxes, rates, duties, assessments, licence fees and any and all taxes which may in future be levied in lieu of such taxes; and any such loss, costs, charges and expenses suffered by the Landlord may be collected by the Landlord as rent with all rights of distress and otherwise as reserved to the Landlord in respect of rent in arrears. The Tenant further covenants and agrees that upon written request of the Landlord, the Tenant will properly deliver to it for inspection receipts for payment of all taxes, rates, duties, assessments and other charges in respect of all improvements, equipment and facilities of the Tenant on or in the Demised Premises which were due and payable up to one month prior to such request, and in any event will furnish to the Landlord, if requested by the Landlord, evidence of payments satisfactory to the Landlord before the first of April of and in each year covering payments for the preceding year. If the Tenant or any subtenant or licensee of the Tenant shall elect to have the demised premises or any part thereof assessed for separate school taxes, the Tenant shall pay to the Landlord, as additional rent, so soon as the amount of the separate school taxes are ascertained, any amount by which the amount of the separate school taxes exceed the amount which would have been payable for school taxes had such election not been made.

         d) UTILITIES

         Tenant shall pay as the same become due respectively all charges for public and private utilities, including without limitation water, gas, electrical power or energy, steam or hot water used upon or in respect of the Demised Premises and for fittings, machines, apparatus, meters or other things leased in respect thereof, and for all work or services performed by any corporation or commission in connection with such utilities. In the same way the Tenant will have to arrange and pay for the snow removal for his part of the Demised Premises.
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         e) APPEAL

         Tenant shall have the right to contest, by appropriate legal proceedings, at its own expense and so long as the Landlord is not involved in any cost, loss or penalty whatsoever, the validity of any tax, or other charges referred to in paragraphs (b), (c), or (d) hereof.

         f) REPAIRS

         Tenant, at its own expense, shall maintain and keep the Demised Premises and every part thereof in good order and condition and promptly make all needed repairs and replacements of a non structural nature including, but not limited to, all fixtures, machinery and equipment which are the property of the Landlord and contained in the Demises Premises (reasonable wear and tear, and damage by fire, lightning and tempest only excepted) and, without limiting the generality of the foregoing, the Tenant shall keep the Demised Premises well painted, clean and in such condition as careful owner would do.

         g) ENTRY TO VIEW STATE OF REPAIR

         That it shall be lawful for the Landlord and its agents, at all reasonable times during the said term on prior notice to the Tenant, to enter the Demised Premises to inspect the condition thereof. Where an inspection reveals repairs are necessary, the Landlord shall give to the Tenant notice in writing and thereupon the Tenant will, within sixty (60) days from the date of delivery of the notice, make the necessary repairs in a good and workmanlike manner and at its own expense.

         h) COMPLIANCE WITH LAWS

         That it will promptly comply with all requirements of all applicable statutes, laws, by-laws, rules, regulations, ordinances and orders from time to time in force during the term hereof, whether municipal, parliamentary or otherwise, including all lawful requirements of the local Board of Health, Police or Fire Departments and Municipal authorities, and with every applicable regulation, order and requirement of the Canadian Fire Underwriters' Association, or any body having a similar function, or of any liability or fire insurance company by which the Landlord and Tenant of either of them may be insured at any time during the term hereof.
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         i) LEAVE PREMISES IN GOOD REPAIR

         And further, that the Tenant will, at the expiration or sooner determination of the said term, peaceably surrender and yield up unto the Landlord the said premises hereby demised with the appurtenances, together with all buildings or erections which at any time during the said term shall be made therein or thereon, in good and substantial repair and condition, reasonable wear and tear and damage by fire, lightning and tempest only excepted.

         j) HEATING

         To heat or refrigerate at his own expense from heating equipment originally supplied by the Landlord, the Demised Premises and their contents from damage by cold or frost, and to operate, maintain and repair if necessary, at its own expense, the said heating or refrigerating equipment.

         k) ASSIGNMENT AND SUBLETTING

         That it will not assign, sublet or part with possession of the demised premises or any part thereof, or share the occupation of the demised premises or any part thereof, without the Landlord's written consent, which consent shall not be unreasonably withheld; provided that no assignment, subletting, licencing or parting with possession of the demised premises shall in any way release the Tenant, or any Guarantor hereof, from this or their obligations under the terms of this Lease.

         l) NUISANCE

         That it will not do or omit or permit to be done or omitted upon or about the demised premises anything which shall be or result in a nuisance or menace to the Landlord or other tenants (if so) of the building of which the demised premises form a part.

         m) INSURANCE

         The Tenant shall pay as additional rent all insurance which may be reasonably required by the landlord and especially fire and hazard insurance for 'valeur de replacement'. The Tenant covenants and agrees that in the event the Tenant's use and occupation of the demised premises, whether or not the Landlord has consented to the same, causes any increase in premiums for fire and extended coverage insurance, rental, boiler, casualty and other types of insurance carried by the
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Landlord from time to time on the building of which the demised premises form a part, above the rate for the least hazardous type of occupancy legally permitted in the Demised Premises, the Tenant shall pay the additional premium on the policies aforementioned caused by reason thereof. In such event, the Tenant shall also pay any additional premium on the rent insurance policies that may be carried by the Landlord for the Landlord's protection against rent lost through fire or other casualty.

          If notice of cancellation shall be given respecting any insurance policy or any insurance policy on the said building or any part thereof shall be cancelled or refused to be renewed by an insurer by reason of the use or occupation of the demised premises by the Tenant whether or not the Landlord has consented to such use and occupation, the Tenant shall forthwith remedy or rectify such use or occupation upon being requested to do so in writing by the Landlord, and if the Tenant shall fail to do so forthwith, the Landlord may, at its option, determine this Lease forthwith by leaving upon the demised premises notice in writing of termination and thereupon rent and any other payment for which the Tenant is liable under this Lease shall be apportioned and paid up in full to the date of such determination of the Lease, and the Tenant shall immediately deliver up vacant possession of the said premises to the Landlord.

          ADDITIONAL PREMIUMS

          Bills for additional premiums as aforementioned shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be and paid as additional rent.

          TENANT'S LIABILITY INSURANCE

          And the Tenant will provide the Landlord with a certificate of liability insurance covering the Tenant in respect of the demised premises and its operation therein to the extent of not less than $3,000,000.00 inclusive of all injuries or death to persons and damage to property of others arising from any one occurrence.

          DAMAGE TO LEASED PREMISES

          In the event of any damage to the leased premises by any cause, to give notice in writing to the Landlord of such damage forthwith upon the same becoming known to the Tenant.
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          7. LANDLORD'S COVENANTS

          The Landlord covenants and agrees to and with the Tenant as follows:

          a)   For quiet enjoyment.

          b) That the Landlord has in it good right, full power and absolute authority to let the demised premises with their appurtenances according to the true intent of this indenture.

          8.   SEIZURE AND BANKRUPTCY

          It is hereby expressly agreed that, in case, without the written consent of the Landlord, the demised premises shall become and remain vacant or not used for a period of thirty (30) days while the same are suitable for use by the Tenant, or be used by any other person than the Tenant, or in case the term hereby granted or any of the goods and chattels of the Tenant shall be seized by any creditor of the Tenant, or if the Tenant do something without complying with the Civil Code of the Province of Quebec, or become bankrupt or insolvent, or take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors or any Order shall be made for the winding up of the Tenant, then and in every such case the current month's rent shall immediately cease and the said term shall immediately become forfeited and void, in which event the Landlord may re-enter and take possession of the demised premises.

          9.   NO EXCEPTIONS FOR DISTRESS

          It is hereby expressly agreed that notwithstanding the benefit of any present or future Statute taking away or limiting the Landlord's right of distress none of the goods and chattels of the Tenant on the demised premises at any time during the said term shall be exempt from levy by distress for rent in arrears accordingly with the laws of the Province of Quebec.

          10.  PUBLIC LIABILITY

          It is hereby expressly agreed that the Landlord shall not in any event whatsoever be liable or responsible in any way for any personal injury or death that may be suffered or sustained by the Tenant or any employee of the Tenant or any other person who may be upon the demised premises or for any loss or damage or injury to any property belonging to the Tenant or to its employees or to any other person while such property is on the demised premised and, in particular (but without
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limiting the generality of the foregoing), the Landlord shall not be liable for any damage to any such property caused by steam, water, rain or snow which may leak into, issue or flow from any part of the said building or adjoining premises or from the water, steam, sprinkler or drainage pipes or plumbing works of the same or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electrical or other wiring or for any damage by anything done or omitted to be done by any tenant. Notwithstanding the foregoing, the Landlord will be liable for loss, damage, injury or expenses that are caused by the wilful misconduct or negligence of the Landlord or by persons for whom the Landlord is responsible.

          11.  INDEMNIFICATION OF LANDLORD

          It is hereby expressly agreed that the Tenant will indemnify and save harmless the Landlord from and against any and all liabilities, fines, suits, claims, demands, costs and actions of any kind or nature whatsoever to which the Landlord shall or may become liable for, or suffer by reason of any breach, violation or non-performance by the Tenant of any covenant, term or provision hereof, or by reason of any injury, loss, damage or death resulting from, occasioned to or suffered by any person or persons or any property by reason of any act, neglect or default on the part of the Tenant, or any of its agents, customers, employees, servants, contractors, licensees or invitees, in or about the demised premised or any part thereof; such indemnification in respect of any such breach, violation, non-performance, damage to property, loss injury or death occurring during the term of this Lease shall survive any termination of this Lease, anything in this Lease to the contrary notwithstanding.

          12.  HOLDING OVER

          It is hereby expressly agreed that, if the Tenant shall continue to occupy the demised premises after the expiration of this Lease, with or without the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly tenant at a monthly rental herein reserved and otherwise on the terms and conditions herein set forth, except as to the length of tenancy.

          13.  OVERLOADING

          It is hereby expressly agreed that Tenant will not bring upon the demised premises or any part thereof any machinery, equipment, article or thing
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that by reason of its weight, size of use might damage the floors of the demised premises and that if any damage is caused to the Demised Premises by any machinery, equipment, article or thing or by overloading or by any act, neglect or misuse on the part of the Tenant or any of its employees or persons for whom the Tenant is responsible, the Tenant will forthwith repair the same or pay to the Landlord the cost of making good the same.

             14.  PAYMENTS DEEMED RENT

         It is hereby expressly agreed that in the event of failure of Tenant to pay any taxes, rates, insurance premiums or other charges which it has herein covenanted to pay, the Landlord may pay the same and shall be entitled to charge the sums so paid to the Tenant who shall pay them forthwith on demand; and Landlord, in addition to any other rights, shall have the same remedies and may take the same steps for the recovery of all such under the terms of this Lease; all such payments required to be made under the terms of this Lease shall be deemed rent.

             15.  LOADING AND UNLOADING

         It is hereby expressly agreed that all loading and unloading of merchandise, supplies, materials, garbage and other chattels shall be effected only through or by means of such doorways or corridors as the Landlord shall designate.

             16.  REFUSE

         It is hereby expressly agreed that the Tenant will keep the demised premises and every part thereof in a clean and tidy condition and will not permit waste paper, garbage, ashes or waste or objectionable material to accumulate thereon.

             17.  DEMISED PREMISES DEFINED

         It is hereby expressly agreed that whenever in this lease reference is made to the demised premises or leased premises it shall include all structures, improvements and erections in or upon the demised premises or any part thereof from time to time.

             18.  EVIDENCE OF PAYMENTS

         It is hereby expressly agreed that the Tenant shall from time to time at the request of the Landlord produce to the Landlord satisfactory evidence of the due payment by the Tenant of all
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payments required to be made by the Tenant under this Lease.

          19.  FIXTURES

          Provided all rent due or to become due under the terms of this Lease is fully paid, Tenant may remove its fixtures; provided further that the Tenant shall not remove or carry away from the Demised Premises any plumbing, heating or ventilating plant or equipment or other building services; provided further that the Tenant shall make good any damage caused by such removal of fixtures.

          20.  RE-ENTRY

          Proviso for re-entry by the said Landlord on non-payment of rent or non-performance of covenants.

          The above powers may be exercised, whether legal demand for the rent has been made or not. Provided that, notwithstanding anything hereinbefore contained, the Landlord's right of re-entry hereunder for non-payment of rent, non-performance of covenants, seizure or forfeiture of the said term; shall become exercisable immediately upon such default being made. Provided further that upon such re-entry by the Landlord under the terms of this paragraph or any other provision or provisions of this Lease, the Landlord may, in addition to any other remedies to which the Landlord may be entitled, at its option, at any time and from time to time, relet the Demised Premises or any part thereof and receive and collect the rents therefor, applying the same first to the payment of such expenses as the Landlord may have incurred in recovering possession of the demised premised, including legal expenses and solicitor's fees and for putting the same into good order or condition or preparing or altering the same for re-rental and all other expenses, commissions and charges paid, assumed or incurred by the Landlord in or about reletting the premises and then to the fulfilment of the covenants of the Tenant hereunder. Any such reletting herein provided for may be for the remainder of the term as originally granted or for a longer or shorter period. In any such case and whether or not the Demised Premises or any part thereof be relet, the Tenant shall pay to the Landlord the rental hereby reserved and any other assessments mentioned in these presents or at the termination of this Lease or of recovery of possession of the Demised Premises by the Landlord, as the case may be, and thereafter the Tenant covenants and agrees, if required by Landlord, to pay to the Landlord until the end of the term of this Lease the equivalent of the amount of all rentals hereby reserved and all other sums required to be paid by the Tenant hereunder, less the net avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the days herein provided for rental.

          21.   INSPECT PREMISES

          Provided that during the term hereby created any person or persons may inspect the said premises and all parts thereof at all reasonable times on prior notice to the Tenant signed by the Landlord or its agents.

          22.  NOTICES FOR SALE OR TO LET

          Provided that the Landlord shall have the right during the term of this Lease to place upon the Demised Premises a notice stating that the Demises Premises are for sale and shall, within three (3) months from the termination of the said term, have the right to place upon the demised premises a notice stating that the demised premises are for rent; and further provided that the Tenant will not remove such notice or permit same to be removed.

          23.  REMOVAL OF GOODS

          Provided that in case of removal by the Tenant of the goods and chattel of the Tenant from the Demises Premises, the Landlord may follow the same for thirty (30) days in the same manner as is provided for in the Civil Code of the Province of Quebec.

          24.  IMPROVEMENTS

          Any alteration, erection or improvement placed or erected upon the demised premises shall become a part thereof and shall not be removed and shall be subject to all the provisions of this Lease. No alteration, erection or improvement shall be made or erected upon the demised premises without the prior written consent of the Landlord.

          25.  FIRE

          Provided, and it is hereby expressly agreed, that if and whenever during the term hereby demised the building of which the demised premises form a part shall be destroyed or damaged by fire, lightning of tempest, or any of the perils normally insured against under the provisions of standard extended coverage fire insurance policies, then, and in every such event:

          a) If the damage or destruction of the building of which the demised premises form a part renders seventy-five percent (75%) or more of the said building wholly unfit for occupancy or impossible or unsafe for use and occupancy, the Landlord may, at its option, terminate this Lease by giving to the Tenant notice in writing of such termination, in which event, this Lease and the term hereby demised shall cease and be at an end as of the date of such destruction or damage, and the rent and all other payments for which the Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such destruction or damage.

          b) If the damage or destruction is such that the portion of the building hereby demised is rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy it and if in either event the damage, in the opinion of the Landlord to be given to the Tenant within thirty (30) days of the happening of such damage or destruction, cannot be repaired with reasonable diligence within one hundred and eighty (180) days from the happening of such damage or destruction, then either the Landlord or the Tenant may, within five
(5) days next succeeding the giving of the Landlord's opinion as aforesaid, terminate this Lease by giving to the other notice in writing of such termination, in which event this Lease and the term hereby demised shall cease and be at an end as of the date of such destruction or damage; in the event that neither the Landlord nor the Tenant so terminates this Lease, then the Landlord shall repair the said building with all reasonable speed and the rent hereby re-served shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling the Tenant of use and occupy the demised premises.

          c) If the damage be such that the portion of the building hereby demised is wholly unfit for occupancy, or if it is impossible or unsafe to use or occupy it but if in either event the damage, in the opinion of the Landlord to be given to the Tenant within thirty (30) days from the happening of such damage, can be repaired with reasonable diligence within one hundred and eighty
(180) days from the happening of such damage, then the rent hereby reserved shall abate from the date of the happening of such damage until the damage shall be made good to the extent of enabling the

Tenant to use and occupy the Demised Premises and the Landlord shall repair the damage with all reasonable speed.

          d) If in the opinion of the Landlord the damage can be made good as aforesaid within one hundred and eighty (180) days of the happening of such destruction or damage and the damage is such that the portion of the building hereby demised is capable of being partially used for the purposes for which it is hereby demised, then until such damage has been repaired, the rent shall abate in the proportion that the part of the portion of the building hereby demised is rendered unfit for occupancy bears to the whole of the said portion of the building hereby demised and the Landlord shall repair the damage with all reasonable speed.

          26.  IMPOSSIBILITY OF PERFORMANCE

          It is understood and agreed that whenever and to the extent that the Landlord shall be unable to fulfill or shall be delayed or restricted in the fulfilment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service or labour required to enable it to fulfill such obligation, or by reason of any Statute, law or Order in Council, or any regulation or Order passed or made pursuant thereto, or by reason of the Order or Direction of any Administrator, Comptroller, Board, Governmental Department or Office, or other authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord shall be relieved from the fulfilment of such obligation and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

          27.  SUBORDINATION

          Provided that this Lease and everything herein contained shall be deemed to be subordinate to any charge or charges from time to time created by the Landlord with respect to the building of which the demised premises form a part, by way of mortgage, and the Tenant hereby covenants and agrees that it will promptly at any time and from time to time as required by the Landlord during the term hereof execute all documents and give all further assurances to this proviso as may be reasonably required to effectuate the postponement of its rights and privileges hereunder to the holder or holders of such charges; provided however that no such subordination by the Tenant shall have the effect of permitting the holder or holders of any mortgage or lien or other security to disturb the occupation and possession by the Tenant of the terms, covenants, conditions, agreements and provisos contained in this Lease.

         28. LIMITATION OF LANDLORD'S LIABILITY

         The term "Landlord" as used in this lease so far as covenants or obligations on the part of the Landlord are concerned shall be limited to mean and include only the owner or owners at the time in question of the demised premises, and in the event of any transfer of transfers of ownership, the Landlord herein named, and in case of any subsequent transfers or conveyances, the then vendor or transferor, shall be automatically freed and relieved from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed, provided that:

         a) Any funds in the hands of such Landlord vendor or transferor at the time of such transfer, in which the Tenant has an interest, shall be turned over to the purchaser or transferee and any amount then due and payable to the Tenant by the Landlord vendor or transferor under any provision of this lease shall be paid to the Tenant; and

         b) Upon any such transfer, the purchaser or transferee shall assume, subject to the limitations of this paragraph, all of the terms, covenants and conditions in this Lease contained to be performed on the part of the Landlord;

         it being intended hereby that the covenants and obligations contained in this Lease on the part of the Landlord shall, subject as aforesaid, be binding on the Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.

         29. LIENS

         If any Mechanic's or other liens or Order for the payment of money shall be filed against the demised premises by reason, or arising out of any labour or material, work of service furnished to the Tenant or to anyone claiming through the Tenant, the Tenant shall, within fifteen (15) days after notice to the Tenant of the filing thereof, cause the same to be discharged by bonding, deposit, payment, Court Order or otherwise at the Tenant's own expense. The

Tenant hereby indemnifies the Landlord against any expense or damage as a result of such lien or Order.

         30. SIGNS

         The Tenant shall have the right from time to time during the term hereof to erect, paint, display, maintain, alter, change or renew advertising signs on the exterior and interior walls of the Leased Premises; provided all such signs shall be dignified in appearance and shall be subject to the consent in writing of the Landlord, such consent not to be unreasonably withheld; provided further all such signs shall comply with the requirements of municipal and governmental authorities.

         31. RULES AND REGULATIONS

         The Tenant covenants with the Landlord that the Tenant and its employees and all persons visiting or doing business with them on the demised premises shall be bound by and shall observe and perform any reasonable rules and regulations made by the Landlord of which notice in writing shall be given to the Tenant and all such Rules and Regulations shall be deemed to be incorporated in and form part of this Lease.

         32. NOTICES

         Any notice, request or demand herein provided for or given hereunder, if given by the Tenant to the Landlord shall be sufficiently given if mailed by registered mail, postage prepaid, to the Landlord at Granby, P.Q., 982 Roger Street. If it is given by the Landlord to the Tenant, it shall be sufficiently given if mailed by registered mail, postage prepaid, to the Tenant at 1090 Aerowood Drive Missisauga, Ontario (L4W 1Y5).

         Any notice mailed as aforesaid shall be conclusively deemed to have been given on the next business day following the day on which such notice is mailed as aforesaid. Either Landlord or Tenant may, at any time, give notice in writing to the other (s) of any change of address of the party giving such notice. From and after the giving of such notice, the address therein specified shall be deemed to be the address of such party of the giving of such notices thereafter.

         33. WAIVER OF BREACH

         The failure of the Landlord to insist upon a strict performance of any of the agreements, terms, covenants and conditions hereof shall not be deemed a waiver of any rights or remedies that the Landlord may have and shall not be deemed a waiver of any subsequent breach or default in any of such agreements, terms, covenants and conditions.

         34. NET LEASE

         It is the intention of this Lease that the said rentals herein provided to be paid shall be net to the Landlord and clear of all taxes (except the Landlord's income taxes), costs and charges arising from or relating to the demised premises and that the Tenant shall pay all charges, impositions and expenses of every nature and kind relating to the demised premises and the Tenant covenants with the Landlord accordingly.

         35. GENDER AND NUMBER

         Words importing the singular number only shall included the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders and vice versa; and words importing persons shall include firms and corporations and vice versa.

         36. This indenture and everything herein contained shall extend to and bind and enure to the benefit of the respective heirs, executors, administrators, successors and assigns (as the case may be) of each and every of the parties hereto, subject to the consent of the Landlord being obtained, as hereinbefore provided, to any assignment or sublease by Tenant. All covenants herein contained shall be deemed to be joint and several and all rights and powers reserved to the Landlord may be exercised by either Landlord or its agents or representatives.

         37. ELECTION OF DOMICILE

         For the execution of these presents, the Landlord hereby elects domicile at the address hereinabove mentioned.

         38. RIGHT OF FIRST REFUSAL

         During the term of this Lease, the Landlord give to the tenant a right of first refusal as follow:

         Should the Landlord decide to sell or otherwise alienate the immoveable, the Tenant will have the right to acquire it, in preference to anyone else. Consequently, the Landlord undertakes to advise the Tenant in writing of any offer made to him or that he may have made by delivering a copy of same to the Tenant. The Tenant will have a delay of forty-five days (45) from receipt of said notice to advise the Landlord of the former's intention to purchase the immoveable for the same price and under the same conditions as set forth in the offer. Failure by the Tenant to advise the Landlord in the said manner and within the said delay of the Tenant's intention to exercise said right to purchase will entitle the Landlord to give effect to the offer in question.

         In witness whereof I have signed the present lease in the presence of the subscribing witnesses, at Granby, P.Q., on this twelve --- day of March --- in the year nineteen hundred and ninety-two (1992).


                                      GESTON W. & L. CHOINIERE INC.,;

                                      /s/ Louis Choiniere
                                      -----------------------------------------
                                      Louis Choiniere
/s/ Lucie Roberge
-------------------------------------
Witness

/s/ Jean-Pierre Blanchard
-------------------------------------
Witness


         In witness whereof I have signed the present lease in the presence of the subscribing witnesses, at Granby, P.Q. ____________________________ on this twelve __________ day of March ____________________ in the year nineteen hundred and ninety-two (1992).

                                      IKS CANADIAN KNIFE & SAW LTD:

                                      /s/ Bernd Esgen
                                      -----------------------------------------
                                      Bernd Esgen
/s/ Lucie Roberge
-------------------------------------
Witness

/s/ Jean-Pierre Blanchard
-------------------------------------
Witness

                                   SCHEDULE A


                                  DESCRIPTION

EXTRACT  FROM  THE  RESOLUTION  OF  THE  BOARD  OF
DIRECTORS OF IKS CANADIAN KNIFE & SAW LTD passed on the sixth day of March 1992.

BE IT RESOLVED:

1) THAT in Consideration of the rents, covenants and agreements mentioned in the lease, the company rent from GESTION W. & L. CHOINIERE INC., a building being known as 625, Leon-Harmel Street, Granby, P.Q., containing an area of approximately nineteen thousand two hundred Square feet (19,200 sq. ft.) for a period of three years to be computed from the first day of March 1992 and ended the last day of February 1995.

2) THAT Mr. BERND ESGEN, secretary and vice-president of the corporation, be authorized to sign all lease and documents pertaining to such transaction.

3) THAT the draft of lease prepared for the parties, after have been read and studied clause by clause, is acceptable as such.

CERTIFIED EXTRACT:


/s/ Bernd Esgen
----------------------


/s/ Bernd Esgen
----------------------
    Bernd Esgen

CANADA

PROVINCE OF QUEBEC

DISTRICT OF BEDFORD


                                   AFFIDAVIT

        I, undersigned, LUCIE ROBERGE, secretary, ___________________, residing ____________________________ and domiciled at St-Alphonse de Granby, P.Q., 126
Celine Street (JOE 2A0) ___________________ being duly sworn, do depose and say;

        1. That I am one of the subscribing witnesses to the present Lease.

        2. That the said Lease was signed by the said LOUIS CHOINIERE in the presence of JEAN-PIERRE BLANCHARD __________________________________________
__________________________________ and of myself, and that we both then immediately signed the said Lease, in the presence of each other and of the Landlord, and at his express request.


                                       AND I HAVE SIGNED


                                       /s/ Lucie Roberge
                                       ------------------------
                                       Lucie Roberge

Sworn to before me,
at Granby, P.Q.,

on this twelve __________ day
of March
nineteen hundred and ninety-two (1992).


/s/ Luc Turgeon    #95.762
---------------------------------
Luc Turgeon,
commissioner of Oaths for the
district of Bedford

CANADA

PROVINCE OF ONTARIO


                                   AFFIDAVIT

        I, undersigned, JEAN-PIERRE BLANCHARD, notary, _________________________ residing and domiciled at Granby, P.Q, 155 St-Jacques Street #401 ______________ ______________ being duly sworn, do depose and say;

        1. That I am one of the subscribing witnesses to the present Lease.

        2. That the said Lease was signed by the said BERND ESGEN in the presence of LUCIE ROBERGE ______________________________________________________
_________________________ and of myself, and that we both then immediately signed the said Lease, in the presence of each other and of the Tenant, and at his express request.


                                       AND I HAVE SIGNED


                                       /s/ Jean-Pierre Blanchard
                                       -----------------------------
                                       Jean-Pierre Blanchard

Sworn to before me,
at Granby, P.Q.

on this twelve _____________ day
of March nineteen hundred and ninetey-two (1992).


/s/ Luc Turgeon   #95.762
--------------------------
Luc Turgeon,
commissioner of Oaths for the
district of Bedford

                       AGREEMENT OF PROLONGATION OF LEASE

Entered into, in Granby, Que., on this 16th. day of November 1994, between:

IKS CANADIAN KNIFE & SAW LTD., hereafter  referred to as
TENANT,

and,

LES IMMEUBLES GAETAN MARQUIS LTEE., hereafter referred to as LANDLORD,

WHEREAS TENANT presently occupies premises located at 641 Leon Harmel street in Granby, Que. (said premises being a portion of a building originaly designated as 625 Leon Harmel Street ) pursuant to a LEASE (hereafter referred to as the LEASE ) between TENANT and Gestion W. & L. Choiniere Inc. signed on March the 12th 1992.

WHEREAS LANDLORD, through a subsidiary company acquired said property from Gestion W. & L. Choiniere Inc.

WHEREAS TENANT and LANDLORD agree to prolong the LEASE under the same terms and conditions, save that:

TERM:

The duration of the LEASE is hereby prolonged for three ( 3 ) additionnal years, starting March the 1st 1995, and ending the 28th 1998.

RENT:

For the prolongation period, annual net rent to LANDLORD shall be:

         a) for the first year an amount of seventy five thousand four hundred and fifty six dollars ($75,456.00 ) payable in advance in twelve consecutive monthly instalments of six thousand two hundred and eighty eight dollars ($6,288.00);

         b) for the second year an amount of seventy eight thousand three hundred and thirty six dollars ( $ 78,336.00 ) payable in advance in twelve consecutive monthly instalments of six thousand five hundred and twenty eight dollars ( $ 6,528.00);

         c) for the third year an amount of eighty one thousand two hundred and sixteen dollars ( $ 81,216.00 ) payable in advance in twelve consecutive monthly instalments of six thousand seven hundred and sixty eight dollars ( $ 6,768.00);

Signed in Granby, on this 16th day of November 1994.


/s/ Gaetan Marquis
------------------------------------
Les Immeubles Gaetan Marquis Ltee.


Accepted in Mississauga on this 23rd day of November 1994.


/s/ Bernd Esgen
-----------------------------------
IKS Canadian Knife & Saw Ltd.

                       AGREEMENT OF MODIFICATION OF LEASE

Entered into, in Granby, Que., on this th. day of April 1995, between:


IKS CANADIAN KNIFE & SAW LTD. , hereafter referred to as TENANT,

and ,


LES IMMEUBLES GAETAN MARQUIS LTEE. , hereafter referred to as LANDLORD,

WHEREAS TENANT presently occupies premises located at 641 Leon Harmel street in Granby, Que. ( said premises being a portion of a building originaly designated as 625 Leon Harmel Street ) pursuant to a LEASE ( hereafter referred to as the LEASE ) between TENANT and Gestion W. & L. Choiniere Inc. signed on March the 12th 1992,

WHEREAS LANDLORD, through a subsidiary company acquired said property from Gestion W. & L. Choiniere Inc. ,

WHEREAS TENANT and LANDLORD agreed to prolong the LEASE under terms and conditions contained in a document executed on the 23rd day of November 1994,

WHEREAS TENANT and LANDLORD wish to increase the size of the leased premises, under the same terms and conditions as the present prolongued LEASE, save that:

PREMISES;

Size of the premises shall be increased by approximately 10,614 square feet, as outlined in red on attached schedule " A ".

LANDLORD'S WORK;

Premises shall be delivered to TENANT in their present state and conditions, except that LANDLORD shall perform, at it's own expense, the following work:

- Erect a demising wall around the electrical switches and panels ( as shown in green on the attached schedule " A " ) in the premises presently occupied by Denrich;

- Create two openings of a maximum size of 8 feet by 8 feet in the demising block wall, in places to be determined by TENANT;

- Modify the electrical distribution to link the existing lighting and electrical outlets to TENANT's own electrical panel.

OCCUPANCY:

TENANT shall be given occupancy of the additional space contemplated in the present document on August the 11th. 1995.

RENT:

For the additional square footage included in the LEASE, annual net rent per square foot payable to LANDLORD shall be the same as provided for in the existing LEASE:

         a) for the period starting August 1st 1995 to February 1996, $ 3.93 / s.f., save that rent shall not be payable on the additional space contemplated in the present agreement, for the months of August, September, October, November and December 1995; during this period, TENANT shall only be responsible for it's energy and it's participation to the taxes and operating expenses of the building.

         b) for the period starting March 1st 1996, and ending February 28th 1997. $ 4.08 / s.f.

         c) for the period starting March 1st 1997, and ending February 28th 1998, $ 4.23 / s.f.



Signed in Granby, on this 1st day of April 1995.


/s/ Gaetan Marquis
----------------------------------
Les Immeubles Gaetan Marquis Ltee.



Accepted in 4/13 on this 1995.


/s/ John E. Hall
----------------------------------
IKS Canadian Knife & Saw Ltd.

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